Credit Suisse Institutional Fixed Income Fund
Securities Purchases during an Underwriting involving
Credit Suisse Aset Management, LLC subject to Rule 10f-3 under the Investment Company Act of 1940.

For the period ended July 31, 2006



Portfolio:			Credit Suisse Institutional Fixed Income Fund


Security:			Wellpoint Inc.


Date Purchased:			1/05/06


Price Per Share:		$99.83


Shares Purchased
by the Portfolio *:		245


Total Principal Purchased
by the Portfolio *:		$244,591


% of Offering Purchased
by the Portfolio:		.04%


Broker:				Bank of America

Member:				Co-Manager




Portfolio:			Credit Suisse Institutional Fixed Income Fund


Security:			Oracle Corp. SR NT
Date Purchased:			1/10/06


Price Per Share:		$99.45


Shares Purchased
by the Portfolio *:		380


Total Principal Purchased
by the Portfolio *:		$377,898.60


% of Offering Purchased
by the Portfolio:		.02%


Broker:				Citi Groups Global Markets


Member:				Co-Manager




Portfolio:			Credit Suisse Institutional Fixed Income Fund


Security:			Cit Group Holdings Inc. Notes
Date Purchased:			1/23/06


Price Per Share:		$99.89


Shares Purchased
by the Portfolio *:		275


Total Principal Purchased
by the Portfolio *:		$274,683.75


% of Offering Purchased
by the Portfolio:		.04%


Broker:				Lehman Brothers Inc.


Member:				Co-Manager




Portfolio:			Credit Suisse Institutional Fixed Income Fund


Security:			Cisco Systems
Date Purchased:			2/14/06


Price Per Share:		$99.81


Shares Purchased
by the Portfolio *:		235


Total Principal Purchased
by the Portfolio *:		$234,551.15


% of Offering Purchased
by the Portfolio:		.01%


Broker:				Morgan Stanley & Co. Inc.


Member:				Co-Manager




Portfolio:			Credit Suisse Institutional Fixed Income Fund


Security:			Residential Capital Corp.
Date Purchased:			2/15/06


Price Per Share:		$99.60


Shares Purchased
by the Portfolio *:		1,055


Total Principal Purchased
by the Portfolio *:		$1,050,780.00


% of Offering Purchased
by the Portfolio:		.07%


Broker:				Bank Of America


Member:				Joint-Lead Manager
Portfolio:			Credit Suisse Institutional Fixed Income Fund


Security:			Residential Capital
Date Purchased:			4/11/06


Price Per Share:		$99.71


Shares Purchased
by the Portfolio *:		730


Total Principal Purchased
by the Portfolio *:		$727,897.60


% of Offering Purchased
by the Portfolio:		.04%


Broker:				Citi Group


Member:				Co-Manager